Exhibit 10.14.2

FIRST AMENDMENT TO SUBLEASE

THIS FIRST AMENDMENT TO SUBLEASE (this “Amendment”) is made and entered into as of September 25, 2006, by and between LUDLOW TECHNICAL PRODUCTS CORPORATION, a New York corporation (“Sublandlord”), with an address at c/o Tyco Healthcare Group LP, 15 Hampshire Street, Mansfield, MA 02048, and SYNACOR, INC., a Delaware corporation (“Subtenant”), with an address at 40 La Riviere Drive, Buffalo, New York 14202.

WITNESSETH:

A. Sublandlord is the tenant under that certain Property Lease dated March 13, 1998, with Waterfront Associates, LLC (“Landlord”), as landlord, covering Building No. 3, Waterfront Village Center, 40 La Riviere Drive, Buffalo, New York 14202 (the “Building”), as amended by that certain First Amendment to Lease dated April 29, 1998, that Second Amendment to Lease dated April 21, 1999, and that Third Amendment to Lease dated July 30, 1999 (collectively, the Property Lease and amendments thereto are the “Lease”).

B. Under the terms and conditions of that certain Sublease dated as of March 3, 2006, Subtenant subleased from Sublandlord approximately 20,027 rentable square feet of space located on the third floor of the Building (the “Existing Premises”), which Existing Premises is more particularly described in the Sublease.

C. Under the terms and conditions of the Sublease, Subtenant desires to sublease additional space on the third floor of the Building, which additional space contains approximately 6,437 rentable square feet of space and is more particularly depicted on Exhibit A, attached hereto and incorporated herein (the “Additional Premises”); and Sublandlord has agreed to sublease such Additional Premises to Subtenant on the terms and conditions of the Sublease, as modified herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant agree as follows:

1. Additional Premises. Conditioned upon receipt by Sublandlord of Landlord’s written consent executed in substantially the form attached hereto as Exhibit B, Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Additional Premises on the terms and conditions of the Sublease, as modified hereby; accordingly, from and after the Effective Date (hereinafter defined), the term “Premises” shall refer collectively to the Existing Premises and the Additional Premises; and, except as otherwise provided herein, Subtenant’s Share shall be increased to 26%, which is the percentage obtained by dividing the number of rentable square feet in the Premises (26,464) by the number of rentable square feet in the Building (102,816). Subtenant accepts the Additional Premises in their “AS-IS” condition, and Sublandlord shall not be required to perform any demolition work or tenant-finish work therein or to provide any allowances therefor except as set forth in Section 6 of this Amendment.

Sublandlord and Subtenant stipulate that the number of rentable square feet in the Existing Premises, the Additional Premises, and the Building is correct.

2. Term for Additional Premises. The term for the Additional Premises shall begin on the Effective Date and shall expire on the Expiration Date as set forth in Section 2.3 of the Sublease. As used herein, the “Effective Date” shall mean the earlier of (a) the date on which Subtenant occupies any portion of the Additional Premises and begins conducting business therein, or (b) December 1, 2006; provided, if Sublandlord is unable to deliver possession of the Additional Premises to Subtenant by the date stated in the preceding clause (b), then Sublandlord shall not be in default hereunder or be liable for damages therefor, and Subtenant shall accept possession of the Additional Premises on the date when Sublandlord tenders possession thereof to Subtenant (which date will then be defined as the Effective Date).

Subtenant shall execute and deliver to Sublandlord, within ten days after Sublandlord has requested the same, a letter confirming (i) the Effective Date, (ii) that Subtenant has accepted the Additional Premises, and (iii) that Sublandlord has performed all of its obligations with respect to the Additional Premises.

3. Rent for Additional Premises. The annual fixed rent due under the Sublease for the Additional Premises shall be $90,118.00, payable in equal monthly installments of $7,509.83 per month, beginning on the Effective Date. Thus, the total monthly fixed rent due under the Sublease for the Premises shall be $30,874.67.

4. Security Deposit. Contemporaneously with the execution hereof, and as a condition to the effectiveness of this Amendment, Subtenant shall deliver to Sublandlord $7,509.83 to be held as part of the Security Deposit under the Sublease.

5. Right of First Offer. The reference to “Suite 350” is hereby deleted from Exhibit D attached to the Sublease.

Subject to then-existing renewal or expansion options of other subtenants, and provided no default by Subtenant exists, Sublandlord shall, before offering the same to any party (other than the then-current subtenant or occupant therein), first offer to lease to Subtenant the space shown on Exhibit A, containing approximately 4,205 rentable square feet of space (the “Offer Space”) in an “AS-IS” condition; such offer shall be in writing and specify the terms for the Offer Space, including the rent to be paid for the Offer Space and the date on which the Offer Space shall be included in the Premises (the “Offer Notice”). Sublandlord shall use good faith in determining the rent amount for the Offer Space. The Offer Notice shall be substantially similar to the Offer Notice attached to the Sublease as Exhibit E. Subtenant shall notify Sublandlord in writing whether Subtenant elects to lease the entire Offer Space on the terms set forth in the Offer Notice, within ten (10) days after Sublandlord delivers to Subtenant the Offer Notice. If Subtenant timely elects to lease the Offer Space, then Sublandlord and Subtenant shall execute an amendment to this Sublease, effective as of the date the Offer Space is to be included in the Premises, on the terms set forth in the Offer Notice and, to the extent not inconsistent with the Offer Notice terms, the terms of this Sublease; however, Subtenant shall accept the Offer Space in an “AS-IS” condition. Notwithstanding the foregoing, if before Sublandlord’s delivery to Subtenant of the Offer Notice, Sublandlord has received an offer to lease all or part of the

Offer Space from a third party (a “Third Party Offer”) and such Third Party Offer includes space in excess of the Offer Space, Subtenant must exercise its rights hereunder, if at all, as to all of the space contained in the Third Party Offer.

If Subtenant fails or is unable timely to exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof (it being understood that each of Subtenant’s five rights of first offer hereunder is a one-time right only with respect to each Offer Space), and Sublandlord may lease all or a portion of the Offer Space to third parties on such terms as Sublandlord may elect. Subtenant may not exercise its rights under this Section 5 if a default exists or Subtenant is not then occupying the entire Premises. For purposes hereof, if an Offer Notice is delivered for less than all of the Offer Space but such notice provides for an expansion, right of first refusal, or other preferential right to lease some of the remaining portion of the Offer Space, then such remaining portion of the Offer Space shall thereafter be excluded from the provisions of this Sublease. In no event shall Sublandlord be obligated to pay a commission with respect to any space leased by Subtenant under this Section 5, and Subtenant and Sublandlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

Subtenant’s rights under this Section 5 shall terminate if (a) the Sublease or Subtenant’s right to possession of the Premises (or any portion thereof) is terminated, (b) Subtenant assigns any of its interest in this Sublease or sublets any portion of the Premises, or (c) less than two full calendar years remain in the initial Term of the Sublease.

6. Landlord Work. Subject to Landlord obtaining the necessary governmental approvals and permits and subject to any structural issues that may be encountered or may affect the Building, Landlord will create a doorway opening between the Existing Premises and the Additional Premises.

7. Termination by Subtenant. Section 2.4 of the Sublease is hereby deleted in its entirety and shall have no further force or effect. The following provision is hereby inserted in its place:

Provided that Subtenant is not in default when Subtenant delivers the early termination notice or on the cancellation note, Subtenant may, at its sole option, terminate this Sublease effective as of November 30, 2011 (the “Cancellation Date”). To exercise such termination right, Subtenant must, no later than February 28, 2011, give notice thereof to Sublandlord together with Subtenant’s payment to Sublandlord of One Hundred and Sixty Seven Thousand Dollars ($167,000.00) (the “Cancellation Fee”) in lawful money of the United States of America. As a condition to the effectiveness of Subtenant’s cancellation right, Subtenant shall pay to Sublandlord prior to the Cancellation Date any past-due amounts then outstanding under the Sublease. If Subtenant fails timely to deliver the Cancellation Fee or the cancellation notice or is otherwise unable to comply with or exercise this cancellation option, then Subtenant’s right to cancel this Lease under this section shall expire; time is of the essence with respect thereto.

8. Brokerage. Sublandlord and Subtenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment other than Trammell Crow Services, Inc., and CB Richard Ellis, Inc., whose commission shall be paid under a separate written agreement. Subtenant and Sublandlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

9. Ratification. Subtenant hereby ratifies and confirms its obligations under the Sublease, and represents and warrants to Sublandlord that it has no defenses thereto. Additionally, Subtenant further confirms and ratifies that, as of the date hereof, (a) the Sublease is and remains in good standing and in full force and effect, and (b) Subtenant has no claims, counterclaims, set-offs or defenses against Sublandlord arising out of the Sublease or in any way relating thereto or arising out of any other transaction between Sublandlord and Subtenant.

10. Binding Effect; Governing Law; Recitals. Except as modified hereby, the Sublease shall remain in full effect and this Amendment shall be binding upon Sublandlord and Subtenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Sublease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State of New York. The recitals at the beginning of this Amendment are hereby incorporated as if fully set forth herein.

11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

[The Remainder of this Page is Intentionally Left Blank;

Sublandlord and Subtenant’s Signature Pages Follow on the Next Two Pages]

IN WITNESS WHEREOF Sublandlord has duly executed this Amendment as of the day and year first above written.

SUBLANDLORD: LUDLOW TECHNICAL PRODUCTS CORPORATION

By:	/s/ Charles J. Dockendorff
Name: Charles J. Dockendorff
Title: Vice President

Commonwealth OF Massachusetts )

                                                          ) ss.

COUNTY OF Bristol                      )

On the 3rd day of October, 2006, before me, the undersigned, a Notary Public in and for said Massachusetts, personally appeared Charles J. Dockendorff, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the entity upon behalf of whom the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in Bristol County, MA.

/s/ Suzanne E. Gaddy
Notary Public
My Commission Expires: 3-22-2007

IN WITNESS WHEREOF Sublandlord has duly executed this Amendment as of the day and year first above written.

SUBTENANT: SYNACOR, INC.

By:	/s/ Robert S. Rusak
Name: Robert S. Rusak
Title: Chief Financial Officer

State OF New York  )

                                   ) ss.

COUNTY OF Evie   )

On the 27th day of September, 2006, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Robert S. Rusak, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the entity upon behalf of whom the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in Evie County, New York.

/s/ Brian C Neeson
Notary Public
[SEAL]	My Commission Expires: 6/15/2010

EXHIBIT A

Additional Premises

and Offer Space

[See Attached]

EXHIBIT A

OFFER SPACE
ADDITIONAL PREMISES
82'-4"
LINE OF PROPOSED DEMISING WALLS
42'-0"
±28'-1"
±28'-0"
30'-4"
±61'-1"
A'
A
B
C
D
E
F
1
2
3
4
5
6
7
8

LEGEND:

AREA OF EXISTING SYNACOR SPACE	ADDITIONAL PREMISES	AREA OF PARSONS SPACE	COMMON FLOOR AREA
17,488 SF USABLE AREA 20,111 SF RENTABLE AREA	5,597 SF USABLE AREA 6,437 SF RENTABLE AREA	5,746 SF USABLE AREA 6,608 SF RENTABLE AREA	2,557 SF (NOT INCLUDING VERTICAL PENETRATIONS)

Scheid Architectural
111 Elmwood Avenue
Buffalo, NY 14201
Voice: 716.884.0059
Fax: 716.884.6414
E-Mail: mail@scheidaia.com

PROJECT: 40 La RIVIERE DRIVE, BUFFALO, NY

SUBJECT: EXISTING 3RD FLOOR PLAN

PROJECT NO.: 2006-059

SCALE: 1/32" = 1'-0"

DATE: SEP-18-2006

© 2006 SCHEID ARCHITECTURAL

SHEET NO.: SK3

8.5x11 | P:\Drawings\2006\2006-059\base drawing.dwg | Sep 18, 2006 - 1:39pm

EXHIBIT B

Landlord Consent

The undersigned is the landlord under the Property Lease dated March 13, 1998, between Waterfront Associates, LLC, as successor by conversion to Waterfront Associates (“Landlord”), as landlord, and Ludlow Technical Products Corporation, formerly known as Graphic Controls Corporation (“Sublandlord”), as tenant, for that certain space containing approximately 102,816 rentable square feet located at Building No. 3, Waterfront Village Center, 40 La Riviere Drive, Buffalo, New York 14202 (the “Building”), which Property Lease was amended April 29, 1998, April 21, 1999, and July 30, 1999 (as amended, the “Lease”).

Under that certain Sublease dated as of March 3, 2006, by and between Sublandlord and Synacor, Inc., a Delaware corporation, as subtenant (“Subtenant”), having an address at 40 La Riviere Drive, Buffalo, New York, Sublandlord subleased the Premises (as defined in the Sublease) to Subtenant. Landlord hereby acknowledges and agrees that it has received and reviewed a copy of the First Amendment to Sublease dated as of                     , 2006 (the “Amendment”). A copy of the Amendment is attached to this Landlord Consent. Under the Amendment, Subtenant is subleasing an additional 6,603 square feet of space located on the third floor of the Building.

After review (and with the representation by Synacor, Inc. that the additional subleased premises will not be used as a call center), Landlord consents to the provisions of the attached Amendment effective as of the Effective Date (as defined in the Amendment) of the Amendment. Further, Landlord hereby waives any rights Landlord or its designee may have under Section 14.05 of the Lease to terminate the Lease with respect to the Additional Premises (as defined in the Amendment), to sublease the Additional Premises, or to otherwise recapture the Additional Premises.

The foregoing Consent shall not be deemed to constitute consent by the undersigned to any subletting other than that described in the Amendment.

Waterfront Associates, LLC

By:
Name:
Title: